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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 23, 2004


                           J. C. PENNEY COMPANY, INC.
                     (Exact name of registrant as specified
                                 in its charter)


   Delaware                           1-15274                      26-0037077
(State or other jurisdiction     (Commission File No.)         (I.R.S. Employer
    of incorporation )                                       Identification No.)

6501 Legacy Drive
Plano, Texas                                                        75024-3698
(Address of principal executive offices)                            (Zip code)


Registrant's telephone number, including area code:  (972) 431-1000


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13d-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01         Entry into a Material Definitive Agreement

     On December 23, 2004, the Company entered into a Consulting Agreement with Charles R. Lotter whereby Mr. Lotter would provide consulting and advisory services to the Company from January 1, 2005 to January 31, 2005. At the time of execution of the Consulting Agreement, Mr. Lotter was Executive Vice President, Secretary and General Counsel of the Company. He resigned from such position effective December 31, 2005. A copy of the Consulting Agreement is attached as
Exhibit 10.1 and incorporated by reference into this report.


Item 9.01(c)      Financial Statements and Exhibits

Exhibit 10.1 Consulting Agreement between Charles R. Lotter and J. C. Penney Company, Inc., dated December 23, 2004.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         J. C. PENNEY COMPANY, INC.



                                      By: /s/ Joanne L. Bober
                                          --------------------------------
                                          Joanne L. Bober
                                          Senior Vice President, General Counsel
                                          and Secretary


Date:   August 31, 2005



                                  EXHIBIT INDEX


Exhibit Number              Description

     10.1                   Consulting Agreement between Charles R. Lotter and
                            J. C. Penney Company, Inc., dated December 23, 2004.

                                                                    Exhibit 10.1

                          JCPenney Consultant Agreement

This Agreement ("Agreement") is a contract made between J.C. Penney Company, Inc., a Delaware Corporation, having a place of business at 6501 Legacy Drive, Plano, Texas 75024-3698 ("Penney") and Charles R. Lotter, an attorney licensed in Texas residing at 14211 Hughes Lane, Dallas, TX 75254 ("Consultant").

     In consideration of the mutual promises set forth in this contract, it is agreed by and between Penney and Consultant as follows:

Section 1 - Services
--------------------
     Consultant will perform consulting and advisory services to Penney with respect to all matters relating to or affecting Penney's Legal Department. As a part of Consultant's services, consultant shall acquaint and indoctrinate Penney associates on how to manage and direct the Legal Department. Consultant will maintain a valid law license and will be able to provide his services to other clients outside of Penney.

Section 2 - Place of Work and Tools
-----------------------------------
     Consultant will have access to the offices and equipment located at 6501 Legacy Drive, Plano, Texas. Consultant may be required to work at other places as designated by Penney, in order to meet with representatives of Penney. Penney shall not otherwise control Consultant's place of work while providing services to Penney. However, Consultant agrees to use his own office location independent of those maintained by Penney while providing his services to other clients. Consultant shall provide all needed tools of his trade.

Section 3 - Time Devoted to Work
---------------------------------
     In the performance of his services, the services and hours Consultant is to work on any given day will be entirely within Consultant's control and Penney will rely upon Consultant to put in such number of hours as is reasonably necessary to fulfill the purpose of the contract. No order or sequence of work is required.

Section 4 - Payment for Services Rendered
------------------------------------------
     Penney will pay Consultant the total sum of Seventy-Six Thousand Dollars ($76,000.00) to complete the agreed duration (see Section 5). However, if Consultant works only part of the agreed duration, he will only be paid a daily rate of $2,500. 00. In addition, Consultant will not be reimbursed for expenses other than reasonable travel expenses associated with required travel outside of the Dallas/Fort Worth metroplex in the performance of this contract. Consultant may realize a loss on this Agreement. Consultant shall be responsible for self-employment taxes incurred.

Section 5 - Duration
---------------------
     The parties hereto contemplate that this Agreement will run for one month only, from January 1, 2005 through January 31, 2005. However, the Agreement may be extended by mutual agreement from week to week thereafter for up to an additional four-week period. An extension of this Agreement beyond an additional four-week period must be in writing and signed by both parties.

Section 6 - Independent Contractor
----------------------------------
     The relationship between Penney and Consultant created by this Agreement shall be one of an independent contractor and neither is to be deemed an agent or employee of the other for any purpose. Neither Penney nor Consultant has the authority to bind the other to any third person or otherwise to act in any way as the representative of the other, unless otherwise expressly agreed to in writing by both parties. This Agreement does not constitute a contract of employment, franchise, partnership, agency or joint venture with respect to Consultant. In no event shall Consultant, directly or indirectly, represent that he is an employee or agent of Penney.

Section 7 - Ownership, Confidentiality and Indemnification
----------------------------------------------------------
     All reports, contracts, memoranda, and related materials prepared by or provided to Consultant in connection with the rendition of services hereunder shall be and remain Penney's sole property. They may be freely used by Penney, its agents and designees, for any purpose, without obligation to Consultant or any other party. Consultant agrees not to divulge to any third party, without Penney's prior written consent, any information relating to Penney or its affiliates which it develops or becomes aware of in the course of performing the services hereunder including, but not limited to, the existence of this Agreement and/or the terms thereof.

Section 8 - Assignment
----------------------
     Consultant may not assign this Agreement without prior written consent of Penney.

Section 9 - Benefits
---------------------
     As an independent contractor, Consultant will receive no benefits accorded to employees and will not participate or accrue benefits in any Penney benefit plan (e.g., medical, retirement, or fringe benefits) other than those required by Federal law or plan provisions.

Section 10 - Use of Penney's Name
----------------------------------
     Contractor shall not make any use whatsoever of Penney's trade names or trademarks. Contractor shall have no authority to create or assume any obligation on behalf of or in the name of Penney or to bind Penney in any manner whatsoever, and shall not hold himself out as having such ability...

Section 11 - Survival of Terms
-------------------------------
     Section 7 and 10 shall survive the termination or expiration of this Agreement.

Section 12 - Entire Agreement
------------------------------
     This Agreement contains the entire agreement between Consultant and Penney with regards to the subject matter hereof, and may be changed and/or modified only in a writing signed by both parties. Texas law will govern this Agreement, and any dispute will be resolved in Collin County, Texas.

     IN WITNESS WHEREOF, the parties have executed this Agreement this 23 day of December 2004.


 CONSULTANT:                                    PENNEY:


CHARLES R. LOTTER                               J. C. PENNEY COMPANY, INC.
By: /s/ Charles R. Lotter                       By: /s/ Myron E. Ullman, III
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